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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

             Current Report Filed Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of Report
                (Date of earliest event reported): March 12, 1999


                                  ZONAGEN, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                0-21198                                76-0233274
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification No.)
    incorporation or organization)

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                        2408 Timberloch Place, Suite B-4
                           The Woodlands, Texas 77380
                              (Address of principal
                                executive offices
                                  and zip code)
                                 (281) 719-3400
                         (Registrant's telephone number,
                              including area code)

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Item 5. Other Events

         On March 18, 1999, Zonagen, Inc. issued a press release which announced the sale of the assets of its wholly owned  subsidiary  Fertility  Technologies,
Inc.,  a  Massachusetts  corporation,   to  Sage  BioPharma,  Inc.,  a  Delaware
corporation.  The press release is filed as an exhibit to this Current Report on
Form 8-K pursuant to Rule 135c under the Securities Act of 1933, as amended.

Item 7.  Exhibits

         Exhibit 99.1      --   Press Release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ZONAGEN, INC.

Date: March 23, 1999

                                              By:   /s/ Joseph S. Podolski
                                                   ---------------------
                                                   Joseph S. Podolski
                                                   President and Chief
                                                     Executive Officer


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